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                                                                   EXHIBIT 10.19

                             CALSPAN SRL CORPORATION

                            1995 STOCK INCENTIVE PLAN


                                    ARTICLE I

                                  INTRODUCTION

1. Purpose. The CALSPAN SRL CORPORATION 1995 STOCK INCENTIVE PLAN (the "PLAN") is intended to promote the interests of CALSPAN SRL CORPORATION (the "COMPANY") and its stockholders by encouraging employees of the Company, its subsidiaries and affiliated entities and non-employee directors of the Company to acquire or increase their equity interest in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board of Directors of the Company (the "BOARD") also contemplates that through the Plan, the Company, its subsidiaries and affiliated entities will be better able to compete for the services of personnel needed for the continued growth and success of the Company.

2. Shares Subject to the Plan. The aggregate number of shares of Common Stock, $.001 par value per share, of the Company ("COMMON STOCK") that may be issued under the Plan shall not exceed 1,664,147 shares; provided, however, that in the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Committee (as hereinafter defined), whose determination shall be final and binding upon the Company and all other interested persons. In the event the number of shares to be delivered upon the exercise in full of any option granted under the Plan is reduced for any reason whatsoever or in the event any option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such option shall thereupon be released from such option and shall thereafter be available under the Plan. If shares of Performance Stock (as hereinafter defined) awarded under the Plan are forfeited to

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the Company, such shares shall thereafter be available for new grants and awards under the Plan unless the Employee Grantee (as hereinafter defined) has received benefits of ownership with respect to such shares of Performance Stock, such as dividends (but not including voting rights). Shares issued pursuant to the Plan shall be fully paid and nonassessable.

3. Administration of the Plan. The Plan shall be administered by a committee (the "COMMITTEE") of two or more directors of the Company appointed by the Board. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all awards under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defect or supply any omission or reconcile any inconsistency in the Plan

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or in any award under the Plan in the manner and to the extent that the
Committee deems desirable to effectuate the Plan. Any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.

On and after the date the Company becomes subject to the Securities Exchange Act of 1934, as amended (the "ACT"), no person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of Rule 16b-3 ("RULE 16B-3") promulgated under the Act, if and as such rule is then in effect, and also an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE").

4. Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan
(a) extending the period within which options, Performance Stock, Performance Units or Bonus Stock (collectively "AWARDS") may be made under the Plan, (b) increasing the number of shares of Common Stock to be awarded under the Plan, except as provided in Article I, Paragraph 2, (c) reducing the option exercise prices per share provided in the Plan, or (d) changing the class of persons to whom Awards may be made under the Plan shall, in each case, be subject to approval by the stockholders of the Company; provided further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3, if applicable, or may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights in any material respect.

5. Granting of Awards to Employees. The Committee shall have the authority to grant, prior to the expiration date of the Plan, to such eligible employees and officers as may be selected by it (with respect to options, "EMPLOYEE OPTIONEES" and, with respect to Performance Stock, Performance Units and Bonus Stock, "EMPLOYEE GRANTEES"), options to purchase shares of Common Stock and awards of Performance Stock, Performance Units and/or Bonus Stock on the terms and conditions

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hereinafter set forth in Articles II, III, V and VI. Stock issued with respect to an Award under the Plan may be authorized but unissued, or reacquired, shares of Common Stock. The Committee shall also have the authority to determine whether options granted to Employee Optionees are granted pursuant to Article II or Article III, as hereinafter set forth. Options granted to Employee Optionees under Article III shall be "INCENTIVE STOCK OPTIONS" as defined in Section 422 of the Code, and are hereinafter referred to as "INCENTIVE STOCK OPTIONS." All other options granted to Employee Optionees under the Plan shall be granted pursuant to Article II and shall be options which do not constitute incentive stock options ("NONQUALIFIED OPTIONS"). In selecting Employee Optionees and Employee Grantees, and in determining the number of shares to be covered by each Award granted to such employee, the Committee may consider the office or position held by the employee, the employee's degree of responsibility for and contribution to the growth and success of the Company, the employee's length of service, age, promotions, potential and any other factors which it may consider relevant.

6. Granting of Options to Non-Employee Directors. All options granted to Non-Employee Directors shall be nonqualified options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired, shares of Common Stock. Non- Employee Directors shall not be eligible to receive incentive stock options or grants of Performance Stock, Performance Units or Bonus Stock.

7. Term of Plan. The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months after the date of such adoption. In the event that the Plan is not approved by the stockholders of the Company within twelve months after the date of its adoption by the Board, the Plan shall be null and void and all Awards, if any, then outstanding shall be automatically cancelled as if never granted. No Awards shall be exercisable or payable prior to the date of the stockholders' approval of the Plan. Subject to the foregoing, except with respect to Awards then outstanding, if not sooner terminated under the provisions of

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Article I, Paragraph 4, the Plan shall terminate upon, and no further Awards shall be made, after the tenth anniversary of the date of the Plan was adopted by the Board.

8. Employment. If a participant is on military, sick leave or other bona fide leave of absence, such participant shall be considered an "employee" for purposes of an outstanding Award during the period of such leave provided it does not exceed 90 days, or, if longer, so long as the participant's right to reemployment is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have terminated on the 91st day of such leave, unless the participant's right to reemployment is guaranteed by statute or contract.

9. Definition of the Terms "Change of Control" and "IPO". The term "Change of Control" shall be inoperative prior to the date of an IPO. As used in the Plan, a "CHANGE OF CONTROL" shall be deemed to have occurred upon, and shall mean (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of twenty- five percent (25%) or more of either (i) the then outstanding shares of Common Stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege),
(B) any acquisition by the Company, (C) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clause
(i), (ii) and (iii) of clause (b) of this Paragraph 9 are satisfied; or (b) the approval by the stockholders of the Company of a reorganization, merger or

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consolidation, in each case, unless immediately following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Company, any employee benefit plan(s) (or related trust(s)) of the Company and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty- five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty- five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board (as defined below) at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation. The "INCUMBENT BOARD" shall mean individuals who, as of the date of the IPO, constitute the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as

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though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board.

As used in the Plan, an "IPO" means the first underwritten offering after the date hereof, whether primary or secondary, of Common Stock, options, warrants or securities convertible into or exchangeable for shares of, or rights to acquire shares of, Common Stock which is registered pursuant to an effective registration statement filed by the Company under the Securities Act and sold to an underwriter in a firm commitment underwriting for reoffering to the public (other than (i) a registration statement filed on Form S-4 (or any successor form), (ii) a registration statement filed on Form S-8 (or any successor form), or any other applicable form with respect to the issuance of Common Stock, or securities convertible into, or exchangeable for, Common Stock or rights to acquire Common Stock or such securities, issued or to be issued or granted to directors, officers or employees of the Company, and (iii) any registration statement relating to an offering of debt securities of the Company convertible or exchangeable into Common Stock).

10. Rule 16b-3 Compliance. Following an IPO, the Company intends that the Plan meet the requirements of Rule 16b-3. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Article I, Paragraph 10.

11. Miscellaneous. All references in the Plan to "ARTICLES," "PARAGRAPHS" and other subdivisions refer to the corresponding Articles, Paragraphs, and subdivisions of the Plan.

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                                   ARTICLE II

                           NONQUALIFIED STOCK OPTIONS

1. Eligible Employees. Key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive nonqualified options under this Article II.

2. Calculation of Exercise Price. Prior to an IPO the exercise price to be paid for each share of Common Stock deliverable upon exercise of each nonqualified option granted under Article II shall not be less than the FMV Per Share (as defined below) on the date of grant of such option. The exercise price for each nonqualified option granted under Article II shall be subject to adjustment as provided in Article II, Paragraph 3(e).

The FMV Per Share of the Common Stock as of any particular date shall be determined by any fair and reasonable means determined by the Committee, which may include, if the Common Stock is listed for trading on a national or regional stock exchange, the closing price quoted on such exchange which is published in the Wall Street Journal reports for the date of the grant, or if no trade of the Common Stock shall have been reported for such date, the closing price quoted on such exchange which is published in the Wall Street Journal reports for the next day prior thereto on which a trade of the Common Stock was so reported, or if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc., through NASDAQ, or through a similar organization if NASDAQ is no longer reporting such information. If shares of the Common Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the FMV Per Share shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

3. Terms and Conditions of Options. Nonqualified options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and

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conditions, not inconsistent with this Article II, as the Committee shall deem desirable:

        (a) Option Period and Conditions and Limitations on Exercise. No nonqualified option shall be exercisable later than the date which is ten years after the date of grant (the "NONQUALIFIED OPTION EXPIRATION DATE"). To the extent not prohibited by other provisions of the Plan, each nonqualified option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such option is granted.

        (b)     Termination of Employment and Death. For purposes of this
        Article II, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or affiliated entity of the Company. Except as provided below, if an Employee Optionee's employment is terminated for any reason whatsoever (including his death), each nonqualified option granted to him and all of his rights thereunder shall wholly and completely terminate as follows, unless the option agreement specifically provides otherwise:

        (i) At the time the Employee Optionee's employment is terminated, if termination occurs within the six-month period following the date of grant; or

        (ii) At the time the Employee Optionee's employment is terminated, if his employment is terminated because he is discharged for Cause (as defined below); or

        (iii) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the Nonqualified Option Expiration Date), if the Employee Optionee's employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable at death, a nonqualified option may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or

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        inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

        (iv) At the expiration of a period of three years after the Employee Optionee's employment is terminated, if the Employee Optionee's employment is terminated after the six-month period following the date of grant because of Retirement or Disability (as defined below) (but in no event later than the Nonqualified Option Expiration Date); or

        (v) At the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the Nonqualified Option Expiration Date), if the Employee Optionee's employment is terminated after the six-month period following the date of grant for any reason other than his death, Retirement, Disability or for Cause; or

        (vi) Notwithstanding the above, with respect to all options outstanding at the date of a Change of Control, if the Employee Optionee's employment is terminated within the one-year period following such Change of Control other than for Cause, at the expiration of the first anniversary of the Employee Optionee's date of termination, unless subparagraph (iii), (iv) or (v) provides a longer period for the exercise of such options (but in no event later than the Nonqualified Option Expiration Date).

        As used in this Plan the term "RETIREMENT" means the termination of an employee's employment with the Company, its subsidiaries and affiliated entities (i) on or after reaching age 65 or (ii) on or after reaching age 55 with the consent of the Board, for reasons other than death, Disability or for Cause; the term "DISABILITY" shall mean an employee is suffering from a mental or physical disability, which, in the opinion of the Board, prevents the employee from performing his regular duties and is expected to be of long continued duration or to result in death; and the term "CAUSE" means (A) the willful

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        commission by an employee of a criminal or other act that causes or is likely to cause substantial economic damage to the Company, a subsidiary or an affiliate of the Company or substantial injury to the business reputation of the Company, a subsidiary or affiliate of the Company; (B) the commission by an employee of an act of fraud in the performance of such employees duties on behalf of the Company, a subsidiary or affiliate of the Company; or (C) the continuing willful failure of an employee to perform the duties of such employee to the Company, a subsidiary or an affiliate of the Company (other than such failure resulting from the employee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee by the Committee. For purposes of the Plan, no act, or failure to act, on the employee's part shall be considered "willful" unless done or omitted to be done by the employee not in good faith and without reasonable belief that the employee's action or omission was in the best interest of the Company or the subsidiary or the affiliate of the Company, as the case may be. Notwithstanding the foregoing, the Board may delegate its authority to determine whether a termination is due to Retirement, Disability or Cause to any committee or person with respect to a determination that does not involve a participant who is subject to Rule 16b-3.

        (c) Manner of Exercise. In order to exercise a nonqualified option, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased, together with any required withholding tax as provided in Article VII. The payment of the exercise price for each option granted hereunder shall either be (i) in cash or by check payable and acceptable to the Company, (ii) subject to the approval of the Committee, by tendering to the Company shares of Common Stock owned by the person having an aggregate FMV Per Share as of the date of exercise and tender that is not greater than the full exercise price for the shares with respect to which the option is being

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        exercised and by paying any remaining amount of the exercise price as provided in (I) above, or (iii) following an IPO and subject to such instructions as the Committee may specify, at the person's written request the Company may deliver certificates for the shares of Common Stock for which the option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the exercise price from the proceeds of such sale. In the event that the optionee elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

        (d) Options not Transferable. No nonqualified option granted hereunder shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any such option is granted, it shall be exercisable only by the Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any nonqualified option granted hereunder, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

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        (e)     Adjustment of Shares. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding nonqualified options granted, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding nonqualified option shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons.

        (f) Listing and Registration of Shares. Each nonqualified option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Committee.

        (g) Reload Options. An option may, in the discretion of the Committee, include a reload stock option right which

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                                      --14

        shall entitle the optionee, upon (i) the exercise of such original option prior to the optionee's termination of employment and (ii) payment of the appropriate exercise price in shares of Common Stock that have been owned by such optionee for at least six months prior to the date of exercise, to receive a new option (the "Reload Option") to purchase, at the FMV Per Share on the date of the exercise of the original option, the number of shares of Common Stock equal to the number of whole shares delivered by the optionee in payment of the exercise price of the original option. Such Reload Option shall be subject to the same terms and conditions, including expiration date, and shall be exercisable at the same time or times as the original option with respect to which it is granted, except that in no event shall such Reload Option be exercisable within six months of its date of grant.

4. Amendment. The Committee may, with the consent of the person or persons entitled to exercise any outstanding nonqualified option, amend such nonqualified option; provided, however, that any such amendment increasing the number of shares of Common Stock subject to such option (except as provided in Article II, Paragraph 3(e)) or reducing the exercise price per share of such option (except as provided in Article II, Paragraph 3(e)) shall in each case be subject to approval by the stockholders of the Company. The Committee may at any time or from time to time, in its discretion, in the case of any nonqualified option which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times. The Committee, in its absolute discretion, may grant to holders of outstanding nonqualified options, in exchange for the surrender and cancellation of such options, new options having exercise prices lower (or higher) than the exercise price provided in the options so surrendered and canceled and containing such other terms and conditions as the Committee may deem appropriate.

5. Acceleration upon a Change of Control or IPO. Notwithstanding any provision in the Plan or in any document or instrument evidencing a nonqualified option granted

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                                      --15

hereunder to the contrary, upon the occurrence of a Change of Control or an IPO, each nonqualified option previously granted hereunder which is not then immediately exercisable in full shall be immediately exercisable in full upon such event.

6.      Other Provisions.

(a) The person or persons entitled to exercise, or who have exercised, a nonqualified option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

(b) No nonqualified option granted hereunder shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

(c) Notwithstanding any provision of the Plan or the terms of any nonqualified option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

                                   ARTICLE III

                             INCENTIVE STOCK OPTIONS

1. Eligible Employees. Key employees and officers (whether or not they are directors) of the Company or its Parent Corporation or any Subsidiary Corporation of the Company shall be eligible to receive incentive stock options under this Article III. As used in Article III, the terms "PARENT CORPORATION" and "SUBSIDIARY CORPORATION" shall have the meanings ascribed to them in Section 424 of the Code.

2. Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each incentive stock option shall be equal to the FMV Per Share of Common Stock at the date of grant; provided, however,

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that in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then the exercise price per share shall be 110% of the FMV Per Share of Common Stock at the date of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Article III, Paragraph 3(e).

3. Terms and Conditions of Options. Incentive stock options shall be in such form as the Committee may from time to time approve, shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with this Article III, as the Committee shall deem desirable:

        (a) Option Period and Conditions and Limitations on Exercise. No incentive stock option shall be exercisable later than the date which is ten years after the date of grant; provided, however, that in the case of an Employee Optionee who, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or any Subsidiary Corporation, then such option shall not be exercisable with respect to any of the shares subject to such option later than the date which is five years after the date of grant. The date on which an incentive stock option ultimately becomes unexercisable under the previous sentence is hereinafter referred to as the "ISO EXPIRATION DATE." To the extent not prohibited by other provisions of the Plan, each incentive stock option shall be exercisable at such time or times as the Committee in its discretion may determine at the time such option is granted.

        (b)     Termination of Employment and Death. For purposes of
        Article III, an Employee Optionee's employment shall be deemed to have terminated at the close of business on the day on which he is no longer for any reason whatsoever (including his death) employed by the Company

                                      --17

        or a subsidiary or affiliated entity of the Company. Except as provided below, if an Employee Optionee's employment is terminated by any reason whatsoever (including his death), each incentive stock option granted to him and all of his rights thereunder shall wholly and completely terminate as follows, unless the option agreement specifically provides otherwise:

        (i) At the time the Employee Optionee's employment is terminated, if termination occurs within the six-month period following the date of grant; or

        (ii) At the time the Employee Optionee's employment is terminated, if his employment is terminated due to Cause; or

        (iii) At the expiration of a period of one year after the Employee Optionee's death (but in no event later than the ISO Expiration Date), if the Employee Optionee's employment is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable at death, an incentive stock option granted under
        Article III of the Plan may be exercised by the Employee Optionee's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

        (iv) At the expiration of a period of three years after the Employee Optionee's employment is terminated, if the Employee Optionee's employment is terminated after the six-month period following the date of grant because of Retirement or Disability (but in no event later than the ISO Expiration Date); or

        (v) At the expiration of a period of three months after the Employee Optionee's employment is terminated (but in no event later than the ISO Expiration Date), if the Employee Optionee's employment is terminated after the six-month period following the date of grant for any other reason than his death, Retirement, Disability or

                                      --18

        Cause; or

        (vi) Notwithstanding the above, with respect to all options outstanding at the date of a Change of Control, if the Employee Optionee's employment is terminated within the one-year period following such Change of Control other than for Cause, at the expiration of the first anniversary of the Employee Optionee's date of termination, unless subparagraph (iii), (iv) or (v) provides a longer period for the exercise of such options (but in no event later than the ISO Expiration
        Date).

        In the event and to the extent that an incentive stock option is not exercised (A) within three months after the Employee Optionee's employment is terminated because of Retirement or a Disability that is not a disability within the meaning of Section 22(e)(3) of the Code or
        (B) within one year after the Employee Optionee's employment is terminated because of a Disability that is a disability within the meaning of Section 22(e)(3) of the Code, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c). Further, in the event that an Employee Optionee's employment is not terminated in accordance with the first sentence of Article III, Paragraph 3(b), but such Employee Optionee ceases to be employed by the Company, its Parent Corporation or any Subsidiary Corporation, then, to the extent an incentive stock option is not exercised within three months after the date of such cessation, such option shall be taxed as a nonqualified option and shall be subject to the manner of exercise provisions described in Article II, Paragraph 3(c).

        (c) Manner of Exercise. In order to exercise an incentive stock option, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each option shall either be in (i) in cash or by check payable and acceptable to the Company, (ii) subject to the approval of the Committee, by tendering to the Company shares of Common Stock owned by the person having an

                                      --19

        aggregate FMV Per Share as of the date of exercise and tender that is not greater than the full exercise price for the shares with respect to which the option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above, or (iii) following an IPO and subject to such instructions as the Committee may specify, at the person's written request the Company may deliver certificates for the shares of Common Stock for which the option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the exercise price from the proceeds of such sale. In the event that the optionee elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Committee so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

        (d) Options not Transferable. No incentive stock option shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Employee Optionee to whom any option is granted, it shall be exercisable only by such Employee Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any incentive stock option, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the option with respect to the shares involved in such attempt.

                                      --20

        (e) Adjustment of Shares. In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding incentive stock options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the shares subject to the Plan and each Employee Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding incentive stock option shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in exercise price per share. Any such adjustment made by the Committee shall be final and binding upon all Employee Optionees, the Company, and all other interested persons. Any adjustment of an incentive stock option under this paragraph shall be made in such manner as not to constitute a "MODIFICATION" within the meaning of Section 424(h)(3) of the Code.

        (f) Listing and Registration of Shares. Each incentive stock option shall be subject to the requirement that if at any time the Committee determines, in its discretion, that the listing, registration, or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the

                                      --21

        Committee.

        (g) Limitation on Amount. Notwithstanding any other provision of the Plan, to the extent that the aggregate fair market value (determined as of the time the respective incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an Employee Optionee during any calendar year under all incentive stock option plans of the Company and its Parent Corporation and Subsidiary Corporations exceeds $100,000, such incentive stock options shall be taxed as nonqualified options and shall be subject to the manner of exercise provisions described in
        Article II, Paragraph 3(c). The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Employee Optionee's incentive stock options will be treated as nonqualified options because of such limitation and shall notify the Employee Optionee of such determination as soon as practicable after such determination.

4. Amendment. The Committee may, with the consent of the person or persons entitled to exercise any outstanding incentive stock option, amend such incentive stock option; provided, however, that any such amendment increasing the number of shares of Common Stock subject to such option (except as provided in Article III, Paragraph 3(e)) or reducing the exercise price per share of such option (except as provided in Article III, Paragraph 3(e)) shall in each case be subject to approval by the stockholders of the Company. Subject to Article III, Paragraph 3(g), the Committee may at any time or from time to time, in its discretion, in the case of any incentive stock option previously granted under
Article III which is not then immediately exercisable in full, accelerate the time or times at which such option may be exercised to any earlier time or times.

5. Acceleration upon a Change of Control or IPO. Notwithstanding any provision in the Plan or in any document or instrument evidencing an incentive stock option to the contrary, but subject to the provisions of Article III,

                                      --22

Paragraph 3(g), upon the occurrence of a Change of Control or an IPO, each incentive stock option which is not then immediately exercisable in full shall be immediately exercisable in full upon such event.

6.      Other Provisions.

(a) The person or persons entitled to exercise, or who have exercised, an incentive stock option shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

(b) No incentive stock option shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such option has been granted.

(c) Notwithstanding any provision of the Plan or the terms of any incentive stock option, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rules or regulations of any governmental regulatory body.

(d) The Committee may require any person who exercises an incentive stock option to give prompt notice to the Company of any disposition of shares of Common Stock acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the transfer of shares to such person.

                                   ARTICLE IV

                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

1. Eligible Persons. Persons who are members of the Board but are neither employees nor officers of the Company, its subsidiaries or affiliated entities ("NON-EMPLOYEES DIRECTORS") shall be eligible to receive nonqualified options under, and solely under, this Article IV.

                                      --23

2. Grant of Options to Non-Employee Directors. The Committee shall have the authority to grant, prior to the expiration of the Plan, to those Non-Employee Directors as may be selected by it nonqualified options to purchase shares of Common Stock on the terms and conditions hereinafter set forth in this Article
IV. In determining the number of shares to be subject to any such option, the Committee may consider such facts as it may consider relevant.

3. No Grant of Options to Non-Employee Director After an IPO. Notwithstanding Paragraph 2 to the contrary, no options may be granted under this Article IV to a Non-Employee Director on or after the date of an IPO.

4. Calculation of Exercise Price. The exercise price to be paid for each share of Common Stock deliverable upon exercise of each option granted under this Article IV shall be equal to the FMV Per Share price on the date of the grant of such option. The exercise price for each option granted under Article IV shall be subject to adjustment as provided in Article IV, Paragraph 5(e).

5. Terms and Conditions of Options. Options granted under this Article IV shall be subject to the following terms and conditions:

        (a) Option Period and Conditions and Limitations on Exercise. Each option granted under this Article IV shall be exercisable from time to time, in whole or in part, at any time after one year from the date of grant and prior to the date which is ten years after the date of grant (the "OPTION EXPIRATION DATE"). Notwithstanding the foregoing or any provision in any document or instrument evidencing an option granted hereunder, upon the occurrence of a Change of Control, each option previously granted hereunder which is not then immediately exercisable in full shall be immediately exercisable in full upon such event.

        (b)     Termination of Directorship and Death. For purposes of
        Article IV, a Non- Employee Director's directorship

                                      --24

        shall be deemed to have terminated at the close of business on the day on which he ceases to be a member of the Board for any reason whatsoever (including his death). If a Non- Employee Director's directorship is terminated for any reason whatsoever (including his death), each option granted to him under Article IV and all of his rights thereunder shall wholly and completely terminate:

        (i) At the time the Non-Employee Director's directorship is terminated if termination occurs within the six-month period following the date of grant; or

        (ii) At the time the Non-Employee Director's directorship is terminated if his directorship is terminated as a result of his removal from the Board for Cause (other than Disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office); or

        (iii) At the expiration of a period of one year after the Non-Employee Director's death (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated after the six-month period following the date of grant by reason of his death. To the extent exercisable at death, an option granted under Article IV may be exercised by the Non-Employee Director's estate or by the person or persons who acquire the right to exercise his option by bequest or inheritance with respect to any or all of the shares remaining subject to his option at the time of his death; or

        (iv) At the expiration of a period of three years after the Non-Employee Director's directorship is terminated if such person's directorship is terminated after the six-month period following the date of grant as a result of such person's resignation or removal from the Board because of disability or in accordance with the provisions of the Company's Bylaws regarding automatic termination of directors' terms of office (but in no event later than the Option Expiration Date); or

                                      --25

        (v) At the expiration of a period of three months after the Non-Employee Director's directorship is terminated (but in no event later than the Option Expiration Date) if the Non-Employee Director's directorship is terminated after the six-month period following the date of grant for any reason other than the reasons specified in Article IV, Paragraphs 5(b)(ii) through 5(b)(iv).

        (c)     Manner of Exercise. In order to exercise an option granted under
        Article IV, the person or persons entitled to exercise it shall deliver to the Company payment in full for the shares being purchased. The payment of the exercise price for each option granted under Article IV shall either be in (i) in cash or by check payable and acceptable to the Company, or (ii), by tendering to the Company shares of Common Stock owned by the person having an aggregate FMV Per Share as of the date of exercise and tender that is not greater than the full exercise price for the shares with respect to which the option is being exercised and by paying any remaining amount of the exercise price as provided in (i) above. In the event that the optionee elects to make payment as allowed under clause (ii) above, the Company may, upon confirming that the optionee owns the number of additional shares being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares being tendered upon the exercise. If the Company so requires, such person or persons shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares.

        (d) Options Not Transferable. No option granted under Article IV shall be transferable otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Non-Employee Director to whom any such option is granted, it shall be exercisable only by such Non-Employee Director. Any attempt to transfer, assign,

                                      --26

        pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any option granted under Article IV, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective and shall give no right to the purported transferee.

        (e) Adjustment of Shares. The shares with respect to which options may be granted pursuant to Article IV are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an option theretofore granted the optionee shall be entitled to purchase under such option, in lieu of the number of class of shares of Common Stock as to which such option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable. Any adjustment provided for in the preceding provisions of this Paragraph 5(e) shall be subject to any required stockholder action.

        (f)     Listing and Registration of Shares. Each option granted under
        Article IV shall be subject to the requirement that if at any time the Company determines, in its discretion, that the listing, registration, or

                                      --27

        qualification of the shares subject to such option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Company.

6.      Other Provisions.

(a) The person or persons entitled to exercise, or who have exercised , an option granted under Article IV shall not be entitled to any rights as a stockholder of the Company with respect to any shares subject to such option until he shall have become the holder of record of such shares.

(b) No option granted under Article IV shall be construed as limiting any right which either the stockholders of the Company or the Board may have to remove at any time, with or without cause, any person to whom such option has been granted from the Board.

(c) Notwithstanding any provision of the Plan or the terms of any option granted under Article IV, the Company shall not be required to issue any shares hereunder if such issuance would, in the judgment of the Committee, constitute a violation of any state or federal law or of the rule or regulations of any governmental regulatory body.

                                    ARTICLE V

                     PERFORMANCE STOCK AND PERFORMANCE UNITS

1. Eligible Employees. Key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities shall be eligible to receive awards of Performance Stock and/or Performance Units (as hereinafter defined) under this Article V.

                                      --28

2. Terms and Conditions of Performance Awards. Shares of Performance Stock and Performance Units granted to an eligible employee (an "EMPLOYEE GRANTEE") shall be, with respect to Performance Stock, shares of Common Stock and, with respect to Performance Units, a unit which shall represent a phantom share of Common Stock. Both types of Awards shall be subject to the following terms and conditions and may contain such additional terms and conditions, not inconsistent with Article V, as the Committee shall deem desirable:

        (a) Performance Period and Vesting. Subject to Article V, Paragraphs 3 and 4, no shares of Performance Stock or Performance Units shall be subject to becoming vested; i.e., earned and nonforfeitable, earlier than the date which is six months from the date of grant nor later than the date which is ten years after the date of grant (the "PERFORMANCE PERIOD"). To the extent not prohibited by other provisions of the Plan, each share of Performance Stock and each Performance Unit shall be subject to becoming vested upon (i) the achievement of such performance goals (Company and/or individual) over such Performance Period, or (ii) at the end of the Performance Period without regard to any performance goals, as the Committee in its discretion may determine on the grant of such performance Award.

        (b) Termination of Employment and Death. For purposes of Article V, an Employee Grantee's employment shall be deemed to have terminated at the close of business on the day on which he is no longer for any reason whatsoever (including his death) employed by the Company or a subsidiary or an affiliated entity of the Company. If an Employee Grantee's employment is terminated for any reason whatsoever (including his death), all of his rights with respect to each share of Performance Stock and each Performance Unit granted to him which is not then vested shall wholly and completely terminate:

        (i) At the time the Employee Grantee's employment is terminated if termination is for any reason other than retirement, disability or death; or

                                      --29

        (ii) If the Employee Grantee's employment is terminated due to Retirement, Disability or death, at the time of such termination but only with respect to that portion of the Award which is equal to the fraction, the numerator of which is the number of full calendar months remaining in the Performance Period and the denominator of which is the total number of calendar months in the Performance Period; provided, however, the remaining, nonforfeited portion of the Award shall continue to be subject to the terms and conditions of the Performance Period and at the end of such Performance Period shall be forfeited and/or paid as unrestricted stock to the Employee Grantee depending on the achievement of the goals for such Performance Period; provided, further however, the Committee may, in its sole discretion, deem the terms and conditions have been met at the date of such termination for all or part of such remaining, nonforfeited portion of the Performance Stock award or Performance Unit award.

        (c) Performance Awards not Transferable. No shares of Performance Stock or Performance Units shall be transferable during a Performance Period otherwise than by will or by the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any shares of Performance Stock or Performance Units, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the shares of the Performance Stock or Performance Units involved in such attempt.

3. Amendment. The Committee may, with the consent of the Employee Grantee awarded any outstanding Performance Stock or Performance Units, amend the performance objectives and/or the Performance Period for earning such Award.

4.      Acceleration upon a Change of Control. Notwithstanding any provision in
Article V or in any document or instrument

                                      --30

evidencing the Performance Stock or Performance Units granted hereunder to the contrary, upon the occurrence of a Change of Control each share of Performance Stock and each Performance Unit previously granted under Article V which is not then immediately vested in full shall be immediately vested and payable in full upon such event.

5.      Other Provisions.

        (a) No grant of Performance Stock or Performance Units shall be construed as limiting any right which the Company or any subsidiary or affiliated entity of the Company may have to terminate at any time, with or without cause, the employment of any person to whom such Award has been granted.

        (b) Each certificate representing Performance Stock awarded under the Plan shall be registered in the name of the Employee Grantee and, during the Performance Period, shall be left in deposit with the Company and a stock power endorsed in blank. The grantee of Performance Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares. Any certificate or certificates representing shares of Performance Stock shall bear a legend similar to the following:

                The shares represented by this certificate have been issued pursuant to the terms of the Calspan SRL Corporation 1995 Stock Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated __________ 19___.

        After the satisfaction of all of the terms and conditions set by the Committee with respect to an award of (i) Performance Stock, a certificate, without the legend set forth above, for the number of shares of Common Stock that are no longer subject to such restrictions, terms and conditions shall be delivered to the employee and (ii)

                                      --31

        Performance Units, a certificate for the number of shares of Common Stock equal to the number of Performance Units vested shall be delivered to the employee. The remaining unearned shares of Performance Stock issued with respect to such Award, if any, or unearned Performance Units, as the case may be, shall either be forfeited back to the Company or, if appropriate under the terms of the Award applicable to such shares or units, shall continue to be subject to the restrictions, terms and conditions set by the Committee with respect to such Award.

                                   ARTICLE VI

                                   BONUS STOCK

The Committee may, from time to time and subject to the provisions of the Plan, grant shares of Bonus Stock to key employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus Stock shall be shares of Common Stock that are not subject to a Performance Period under Article V.

                                   ARTICLE VII

                              WITHHOLDING FOR TAXES

Any issuance of Common Stock pursuant to the exercise of an option or other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto. Such arrangements may, at the discretion of the Committee, include allowing the optionee or grantee to tender to the Company shares of Common Stock owned by the optionee or grantee, or to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an option or as a distribution of earned Performance Stock, payment of earned Performance Units or as Bonus Stock, which have an aggregate FMV Per Share as of the date of such withholding that is not greater than the sum of all tax amounts to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by check payable and acceptable to the Company.

                                      --32

Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the optionee is an officer or individual subject to Rule 16b-3, such tax withholding shall be automatically effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by the Code) from such Award payment or option exercise.